UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2023

Vision Sensing Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40983	87-2323481
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 78 SW 7th Street, Miami, Florida	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (786) 633-2520

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	VSACU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	VSAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Postponement of Special Meeting of Stockholders; Reopening of Period to Submit Shares of VSAC Class A Common Stock for Redemption; Update on Newsight Imaging Ltd.

On October 3, 2023, Vision Sensing Acquisition Corp. (“VSAC”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with respect to a special meeting of its stockholders to be held on Friday, October 20, 2023 at 8:30 a.m. EST (the “Special Meeting”) to vote on a proposal (the “Extension Proposal”) to amend VSAC’s Amended and Restated Certificate of Incorporation (the “Charter”) to extend the deadline to consummate a business combination (the “Extension”) from November 3, 2023 to May 3, 2024 (the “Extension Amendment”) and a proposal (the “Trust Amendment Proposal”) to make corresponding amendments (the “Trust Amendment”) to its Investment Management Trust Agreement dated November 1, 2021 as amended by Amendment No. 1 dated May 1, 2023 with Continental Stock Transfer and Trust Company (“Continental”). If VSAC’s stockholders approve the Extension Proposal and the Trust Amendment Proposal at the Special Meeting, VSAC or Vision Sensing, LLC, VSAC’s sponsor, will deposit into VSAC’s trust account, the lesser of $60,000 or $0.045 for each of up to six 1-month Extension going forward.

Adoption of the Extension Amendment entitles VSAC’s public stockholders to require the redemption of their VSAC Class A common stock with funds from VSAC’s trust account. According to the final redemption report, provided by Continental on October 18, 2023, holders of 264,443 of VSAC’s Class A common stock exercised their right to redeem such shares.

VSAC is postponing the Special Meeting to 12:00 noon EDT on Wednesday, October 25, 2023.

VSAC is also reopening the period during which holders of VSAC’s Class A common stock can submit their shares for redemption in connection with the Extension Amendment until 5:00 p.m. EDT on Tuesday, October 24, 2023.

VSAC is also revising the Trust Amendment to explicitly authorize Continental to transfer the remaining funds in the Trust Account after redemptions of shares of VSAC Class A common stock into an interest-bearing demand deposit account as previously announced. The revised text of the Trust Amendment is filed herewith as Exhibit 10.1 and the foregoing summary is qualified in its entirety by the full text of the Trust Amendment.

As previously reported, on August 30, 2022, VSAC entered into a business combination agreement with Newsight Imaging Ltd., a company organized under the laws of Israel (“Newsight”) and Newsight Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Newsight (“Merger Sub”), which was amended by Amendment No. 1 thereto on January 13, 2023, and Amendment No. 2 thereto on January 29, 2023 (as it may be further amended, the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into VSAC, with VSAC surviving the merger. As a result of the Business Combination, and upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, VSAC will become a wholly owned subsidiary of Newsight, with the securityholders of VSAC becoming securityholders of Newsight.

Newsight has informed VSAC that, pending interim financing, Newsight has significantly reduced operations. Although Newsight has not reduced its core management team, nor reduced any of its intellectual property nor intellectual property rights, the company has reduced customer service other than with the core management team, and non-core research and development. VSAC is working vigorously with Newsight to assist Newsight in raising funds to allow it to resume full operations and consummate the Business Combination and believes it will be successful; however, there can be no assurance to this effect. In the event Newsight is unable to raise financing and consummate the Business Combination, VSAC expects to use the additional time provided by the Extensions to seek another acquisition target and seek to consummate its initial business combination with another target prior to the end of the last Extension.

On October 19, 2023, VSAC issued a press release announcing the postponement of the Special Meeting which is attached here as Exhibit 99.1 to this report and which is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Proposed Business Combination, Newsight has filed relevant materials with the SEC, including an Amendment No. 3 to Registration Statement on Form F-4, which includes a preliminary proxy statement/prospectus of VSAC, and a prospectus for the registration of Newsight securities in connection with the Proposed Business Combination (the “Registration Statement”). The Registration Statement has not yet been declared effective. The parties urge its investors, shareholders, and other interested persons to read, when available, the preliminary proxy statement/prospectus and definitive proxy statement/prospectus, in each case when filed with the SEC and documents incorporated by reference therein because these documents will contain important information about VSAC, Newsight and the Proposed Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of VSAC as of the record date in the future to be established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of VSAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) because they will contain important information about VSAC, Newsight and the Proposed Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Proposed Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: VSAC Acquisition Corp., Attention: Garry Stein, telephone: +852 9858 0029. The information contained on, or that may be accessed through, the websites or links referenced in this press release in each case is not incorporated by reference into, and is not a part of, this press release.

Participants in Solicitation

VSAC, Newsight and their respective directors and executive officers may be deemed participants in the solicitation of proxies from VSAC’s shareholders in connection with the Proposed Business Combination. VSAC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of VSAC, or persons who may under SEC rules be deemed in the solicitation of proxies to VSAC’s shareholders in connection with the Proposed Business Combination, in the Registration Statement or in VSAC’s Form 10-K or its Forms 10-Q. Additional information regarding the interests of such persons are likewise included in that Registration Statement. You may obtain free copies of these documents as described above.

Forward-Looking Statements

This report is provided for informational purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination”) among VSAC and Newsight. No representations or warranties, express or implied are given in, or in respect of, this press release. In addition, this press release does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the Proposed Business Combination.

This report contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. VSAC’s and Newsight’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, VSAC’s and Newsight’s expectations with respect to future performance and anticipated financial impacts of the transactions (the “Transactions”) contemplated by the Business Combination Agreement. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of VSAC or Newsight and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the expected timing and likelihood of completion of the Transactions, (ii) the occurrence of any event, change or other circumstances that could give rise to a failure of the conditions to or the termination of the Business Combination Agreement; (iii) the ability of Newsight to meet Nasdaq listing standards following the Transactions and in connection with the consummation thereof; (iv) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Newsight or VSAC; (v) failure to realize the anticipated benefits of the Proposed Business Combination or risk relating to the uncertainty of any prospective financial information of Newsight; (vi) the failure of Newsight to meet projected development and production targets; (vii) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors, and (viii) other risks and uncertainties described herein and other reports and other public filings with the SEC by VSAC, including VSAC’s Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 24, 2023 (the “10-K”) and its most recent Forms 10-Q, as filed with the SEC on May 15, 2023 and August 28, 2023 (the “10-Qs”), or that Newsight has filed or intends to file with the SEC, including in the Registration Statement. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. There may be additional risks that neither VSAC nor Newsight presently know, or that VSAC and Newsight currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. To the fullest extent permitted by law in no circumstances will Newsight, VSAC or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. These forward-looking statements should not be relied upon as representing VSAC’s and Newsight’s assessments as of any date subsequent to the date of this press release. VSAC and Newsight undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Non-Solicitation

This report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
10.1	Revised Proposed Amendment No. 2 to Investment Management Trust Agreement by and between VSAC and Continental Stock Transfer and Trust Company.
99.1	Press Release.
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vision Sensing Acquisition Corp.

Date: October 19, 2023	By:	/s/ George Peter Sobek
George Peter Sobek
Chief Executive Officer